                                                                   EXHIBIT 10(S)

                              SERVICES AGREEMENT

                                    BETWEEN

                          SMILEAGE DENTAL CARE, INC.

                                      and

                         WISCONSIN DENTAL GROUP, S.C.



                               December 23, 1996



* This information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I.     DEFINITIONS...................................................................  1
               -----------

ARTICLE II.    APPOINTMENT AND AUTHORITY OF SERVICE COMPANY..................................  1
               --------------------------------------------

     (S)2.1    Appointment...................................................................  1
               -----------
     (S)2.2    Authority.....................................................................  2
               ---------
     (S)2.3    Patient Referrals.............................................................  2
               -----------------
     (S)2.4    Internal Management of Provider...............................................  2
               -------------------------------
     (S)2.5    Practice of Dentistry.........................................................  2
               ---------------------

ARTICLE III.   POLICY BOARD..................................................................  3
               ------------
     (S)3.1    Formation and Operation of Policy Board.......................................  3
               ---------------------------------------
     (S)3.2    Responsibilities of the Policy Board..........................................  3
               ------------------------------------
               (a)  Capital Improvements and Expansion.......................................  3
                    ----------------------------------
               (b)  Annual Budgets...........................................................  4
                    --------------
               (c)  Marketing and Advertising................................................  4
                    -------------------------
               (d)  Patient Fees; Collection Policies........................................  4
                    ---------------------------------
               (e)  Provider and Payor Relationships.........................................  4
                    --------------------------------
               (f)  Strategic and Operational Planning.......................................  4
                    ----------------------------------
               (g)  Capital Expenditures.....................................................  4
                    --------------------
               (h)  Personnel Planning.......................................................  4
                    ------------------
               (i)  Grievance Referrals......................................................  4
                    -------------------
               (j)  Patient Concerns and Claims..............................................  5
                    ---------------------------
               (k)  Environmental Health and Safety..........................................  5
                    -------------------------------
               (l)  Emergency Care Services..................................................  5
                    -----------------------
               (m)  Financial Review.........................................................  5
                    ----------------
               (n)  Other....................................................................  5
                    -----
     (S)3.3    Dental Decisions..............................................................  5
               ----------------

ARTICLE IV.    RESPONSIBILITIES OF SERVICE COMPANY...........................................  5
               -----------------------------------

     (S)4.1    Clinics.......................................................................  6
               -------
     (S)4.2    Equipment.....................................................................  6
               ---------
     (S)4.4    Supplies......................................................................  7
               --------
     (S)4.5    Capital Investment............................................................  7
               ------------------
     (S)4.6    Support Services..............................................................  7
               ----------------
     (S)4.7    Quality Assurance, Risk Management, and Utilization Review....................  7
               ----------------------------------------------------------
     (S)4.8    Licenses and Permits..........................................................  7
               --------------------
     (S)4.9    Personnel.....................................................................  8
               ---------
     (S)4.10   Contract Negotiations.........................................................  8
               ---------------------
     (S)4.11   Billing and Collection........................................................  8
               ----------------------

     (S)4.12   Provider Account...........................................   9
               ----------------
               (a)  Power of Attorney.....................................   9
                    -----------------
               (b)  Priority of Payments..................................  10
                    --------------------
               (c)  Further Assurances....................................  10
                    ------------------
     (S)4.13   Financial Matters..........................................  10
               ------------------
               (a)  Annual Budget.........................................  10
                    -------------
               (b)  Accounting and Financial Records......................  11
                    --------------------------------
               (c)  Review of Expenditures................................  11
                    ----------------------
               (d)  Tax Matters...........................................  11
                    -----------
                    (i)  General..........................................  11
                         -------
                    (ii) Sales and Use Taxes..............................  11
                         -------------------
     (S)4.14   Reports and Records........................................  11
               -------------------
               (a)  Dental Records........................................  11
                    --------------
               (b)  Other Reports and Records.............................  12
                    -------------------------
     (S)4.15   Recruitment of Provider Dentists...........................  12
               --------------------------------
     (S)4.16   Service Company's Insurance................................  12
               ---------------------------
     (S)4.17   License of Name and Marks..................................  12
               -------------------------
     (S)4.18   No Warranty................................................  12
               -----------

ARTICLE V.      RESPONSIBILITIES OF PROVIDER..............................  13
                ----------------------------
     (S)5.1    Organization and Operations................................  13
               ---------------------------
     (S)5.2    Provider Personnel.........................................  13
               ------------------
               (a)  Dentist Personnel.....................................  13
                    -----------------
               (b)  Provider and Patient Scheduling.......................  14
                    -------------------------------
               (c)  Paid Hours Reporting..................................  14
                    --------------------
               (d)  Non-Dentist Dental Care Personnel.....................  14
                    ---------------------------------
     (S)5.3    Professional Standards.....................................  14
               ----------------------
     (S)5.4    Dental Care................................................  14
               -----------
     (S)5.5    Peer Review and Quality Assurance..........................  15
               ---------------------------------
     (S)5.6    Provider's Insurance.......................................  15
               --------------------
     (S)5.7    Noncompetition.............................................  16
               --------------
     (S)5.8    Use of Name................................................  17
               -----------

ARTICLE VI.     CONFIDENTIALITY...........................................  17
                ---------------
     (S)6.1    Confidential and Proprietary Information...................  17
               ----------------------------------------
     (S)6.2    Use of Practice Statistics.................................  17
               --------------------------

ARTICLE VII.    FINANCIAL ARRANGEMENTS....................................  18
                ----------------------
     (S)7.1    Clinic Expense Reimbursement...............................  18
               ----------------------------
     (S)7.2    Repayment of Advances......................................  18
               ---------------------
     (S)7.3    Fees.......................................................  18
               ----
               (a)  Service Fee...........................................  18
                    -----------
               (b)  Performance Fee.......................................  18
                    ---------------
     (S)7.4    Adjustments to Fees........................................  18
               -------------------

     (S)7.5    Reasonable Value...........................................  19
               ----------------
     (S)7.6    Payment....................................................  19
               -------
     (S)7.7    Accounts Receivable........................................  19
               -------------------

ARTICLE VIII.  TERM AND TERMINATION.......................................  20
               --------------------
     (S)8.1    Initial and Renewal Term...................................  20
               ------------------------
     (S)8.2    Termination................................................  20
               -----------
               (a)  Termination By Service Company........................  20
                    ------------------------------
               (b)  Termination By Provider...............................  21
                    -----------------------
               (c)  Termination by Agreement..............................  21
                    ------------------------
               (d)  Legislative, Regulatory or Administrative Change......  21
                    ------------------------------------------------
     (S)8.3    Effects of Termination.....................................  22
               ----------------------
     (S)8.4    Purchase Obligation........................................  23
               -------------------
     (S)8.5    Closing of Purchase........................................  24
               -------------------

ARTICLE IX.     GENERAL...................................................  25
                -------
     (S)9.1    Administrative Services Only...............................  25
               ----------------------------
     (S)9.2    Relationship of Parties....................................  25
               -----------------------
     (S)9.3    Notices....................................................  25
               -------
     (S)9.4    Execution of Documents.....................................  26
               ----------------------
     (S)9.5    Governing Law..............................................  26
               -------------
     (S)9.6    Severability...............................................  27
               ------------
     (S)9.7    Setoff.....................................................  27
               ------
     (S)9.8    Remedies...................................................  27
               --------
     (S)9.9    Non-waiver.................................................  27
               ----------
     (S)9.10   Indemnification............................................  27
               ---------------
     (S)9.11   No Third Party Benefit.....................................  28
               ----------------------
     (S)9.12   Captions...................................................  28
               --------
     (S)9.13   Genders and Numbers........................................  28
               -------------------
     (S)9.14   Complete Agreement.........................................  28
               ------------------
     (S)9.15   Counterparts...............................................  28
               ------------
     (S)9.16   Assignment.................................................  28
               ----------
     (S)9.17   Successors.................................................  29
               ----------
     (S)9.18   Force Majeure..............................................  29
               -------------

INDEX TO EXHIBITS.........................................................  30
-----------------

DEFINITIONS...............................................................   i
-----------

                              SERVICES AGREEMENT

     This agreement is made effective December 23, 1996, between Smileage Dental Care, Inc., a Wisconsin corporation ("Service Company"), and Wisconsin Dental Group, S.C., a Wisconsin corporation ("Provider").


                            Background Information
                            ----------------------

     A. Provider operates as a dental practice providing dental services to the general public in and around the Greater Milwaukee, Wisconsin area through individual dentists who are licensed to practice dentistry in the state of Wisconsin and who are employed or otherwise retained by Provider.

     B. Service Company is engaged in the business of providing assets, personnel, and services to dental practices other than such services as are directly related to the provision of dental care or the practice of dentistry. Service Company's services are intended to improve the efficiency and profitability of dental practices and permit the dentists in such practices to focus their efforts solely on rendering quality dental care.

     C. Provider desires to focus its energies, expertise and time on the practice of dentistry and on the delivery of dental services to patients. To accomplish this goal, Provider desires to engage Service Company to provide such services as are necessary and appropriate for the day-to-day administration of the non-dental aspects of Provider's dental practice, and Service Company desires to provide such services to Provider, all upon the terms and subject to the conditions set forth in this agreement.


                            Statement of Agreement
                            ----------------------

     Service Company and Provider (the "Parties") hereby acknowledge the accuracy of the foregoing Background Information and agree as follows:


                            ARTICLE I.  DEFINITIONS
                                        -----------

     Capitalized terms used in this agreement but not otherwise defined herein shall have the respective meanings given those terms in the attached Exhibit A.


           ARTICLE II.  APPOINTMENT AND AUTHORITY OF SERVICE COMPANY
                        --------------------------------------------

     (S)2.1  Appointment.  Provider hereby appoints Service Company as its sole
             -----------
and exclusive agent for the performance of the Services, and Service Company hereby accepts such appointment, subject at all times to the provisions of this agreement.

     (S)2.2  Authority.  Service Company shall have all power, authority, and
             ---------
responsibility reasonably necessary to provide the Services and carry out Service Company's other obligations under this agreement. Without limiting the foregoing, Service Company shall have the authority to provide the Services in any reasonable manner Service Company deems appropriate to meet the day-to-day requirements of the business functions of Provider. Subject to Article III of this agreement, Service Company is also expressly authorized to negotiate and execute on behalf of Provider contracts that do not relate to the provision of Dental Care. Provider shall give Service Company 30 days prior written notice of Provider's intent to execute any agreement obligating Provider to perform Dental Care or otherwise creating a binding legal obligation on Provider. Unless an expense is expressly designated as a Service Company Expense in this agreement, all expenses incurred by Service Company in providing services pursuant to this agreement shall be Clinic Expenses.

     (S)2.3  Patient Referrals.  The Parties agree that the benefits to Provider
             -----------------
hereunder do not require, are not payment for, and are not in any way contingent upon the referral, admission, treatment, or any other arrangement for the provision of any item or service offered by Service Company to patients of Provider in any facility, laboratory, or dental care operation controlled, managed, or operated by Service Company.

     (S)2.4  Internal Management of Provider.  Matters involving the tax
             -------------------------------
planning, investment planning, and internal management, control, or finances of Provider, including without limitation the compensation of dentist employees of Provider, shall remain the sole and exclusive responsibility of Provider and its shareholders.

     (S)2.5  Practice of Dentistry.  The Parties acknowledge and agree that: (a)
             ---------------------
Service Company is not authorized or qualified to engage in any activity that may be construed or deemed to constitute the practice of dentistry; and (b) notwithstanding anything in this agreement to the contrary (i) Provider, through its dentists, shall be solely responsible for and shall have complete authority, responsibility, supervision, and control over the provision of all Dental Care and that all Dental Care shall be provided and performed exclusively by or under the supervision of dentists as such dentists, in their sole discretion, deem appropriate, (ii) Service Company shall not have or exercise any control or supervision over the provision of Dental Care, and (iii) to the extent any act or service required of Service Company under this agreement is reasonably likely to be construed by a court of competent jurisdiction or by any applicable governmental agency to constitute the practice of dentistry, the requirement to perform that act or service by Service Company shall be deemed waived and unenforceable. For purposes of this agreement and as the context permits, the term "dentist" shall be deemed to include those individuals licensed by the State of Wisconsin to practice general dentistry or a dental care specialty such as orthodontics, endodontics, periodontics, prosthodontics, pediatric dentistry, oral surgery, and oral medicine.

                          ARTICLE III.  POLICY BOARD
                                        ------------

     (S)3.1  Formation and Operation of Policy Board.  The Parties hereby
             ---------------------------------------
establish an advisory policy board (the "Policy Board") which shall provide consultation and advice to Service Company in support of Service Company discharging its responsibility for developing and implementing management and administrative policies for the overall operation of Clinics. The Policy Board shall consist of six members, of which three members shall be designated by Service Company, in its sole discretion, and three members shall be designated by Provider; provided that, unless otherwise agreed by the Parties, the Policy Board members designated by Provider shall be licensed dentists employed by Provider. Each Party shall have the right to designate, remove, and replace its Policy Board designees at any time and from time to time upon notice to the other Party.

             Except as may otherwise be expressly provided in this agreement or any rules, bylaws, or regulations adopted by the Policy Board, the act of a majority of the members of the Policy Board shall be the act of the Policy Board. The Policy Board's decisions may be evidenced by either minutes of a Policy Board meeting or written action taken by the Policy Board members making the decision; provided that no written action signed by less than all of the Policy Board members shall be effective unless notice of such action is given to the Policy Board member who is not signing such action at least two business days prior to the effective date of such action. The decisions, resolutions, or recommendations of the Policy Board shall be reviewed by Service Company and, if deemed necessary or appropriate by Service Company, in its sole discretion, shall be implemented by Service Company or Provider, as appropriate.

             The Policy Board shall hold regular meetings at such places and at such times (not less often than quarterly) as the Policy Board may determine from time to time. Special Policy Board meetings may be called by either Party or any two Policy Board members; provided that notice of any meeting which is not a regularly scheduled meeting shall be given to all Policy Board members at least five business days prior to the meeting, unless such notice is waived by the Policy Board members. Policy Board meetings may be held through the use of telecommunications equipment so long as all members can hear each other clearly.

     (S)3.2  Responsibilities of the Policy Board.  The Policy Board shall have
             ------------------------------------
the following duties and responsibilities in its advisory capacity to the Parties, provided, however, that no decision, resolution or recommendation of the Policy Board shall be binding on either of the Parties unless specifically agreed to by the Parties either pursuant to the express terms of this agreement or in writing signed by the Party to be bound:

     (a)     Capital Improvements and Expansion.  Any renovation and expansion
             ----------------------------------
plans and capital equipment expenditures with respect to Clinics shall be the responsibility of Service Company, shall be reviewed by the Policy Board, and shall be based upon economic feasibility, dentist support, productivity, and then-current market conditions.

     (b)     Annual Budgets.  All annual capital and operating budgets prepared
             -------------
in accordance with (S)4.13(a) by Service Company (in consultation with Provider) shall be subject to the review and comment of the Policy Board. Notwithstanding the foregoing sentence, such budgets shall be subject to the review, comment, and approval of Parent. Service Company shall deliver a copy of such approved budget to the Chief Financial Officer of Parent for Parent's approval.

     (c)     Marketing and Advertising.  The Policy Board shall review and make
             -------------------------
recommendations regarding advertising and other marketing of the dental services performed at any Clinic.

     (d)     Patient Fees; Collection Policies.  Subject to (S)3.3, as a part of
             ---------------------------------
the annual operating budget, in consultation with Provider and Service Company, the Policy Board shall review and make recommendations concerning the fee schedules and collection policies for all dental and ancillary services rendered by Provider. Approval of the fee schedules shall be a Dental Decision.

     (e)     Provider and Payor Relationships.  Subject to (S)3.3, decisions
             --------------------------------
regarding the establishment or maintenance of contractual relationships between Provider and outside or institutional dental care providers and third-party payors shall be subject to the review and recommendations of the Policy Board. Subject to (S)3.3, all discounted fee practices and schedules, including individual provider or specialty discount arrangements, preferred provider organization discounts and capitated fee arrangements, shall be subject to the review and recommendations of the Policy Board. Where there is no clear methodology for the allocation of capitated fees among Provider's Dental Care Professionals, the Policy Board shall recommend the methodology intended to result in the equitable and appropriate allocation of all related fees consistent with the type and utilization of Dental Care covered under the capitation arrangement.

     (f)     Strategic and Operational Planning.  The Policy Board shall review
             ----------------------------------
and make recommendations regarding the long-term strategic and short-term operational goals, objectives and plans developed by Service Company.

     (g)     Capital Expenditures.  The Policy Board shall review and make
             --------------------
recommendations regarding the priority of major capital expenditures.

     (h)     Personnel Planning.  The Policy Board shall review and make
             ------------------
recommendations regarding Provider and support personnel manpower plans developed by Service Company. The Policy Board shall review and make recommendations regarding any variations to the restrictive covenants in the dentists' employment or other agreements.

     (i)     Grievance Referrals.  The Policy Board shall consider and make
             -------------------
recommendations to the Parties regarding grievances pertaining to matters not specifically addressed in this agreement as referred to it by key Provider or Service Company management and supervisory personnel.

     (j)     Patient Concerns and Claims.  The Policy Board shall review and
             ---------------------------
monitor a patient claims tracking, monitoring and recovery procedure which shall provide, without limitation, for (i) the timely and appropriate resolution of all claims and related patient and Provider reimbursement decisions, and (ii) the distribution of a summary report setting forth the status and proposed actions with respect to each such claim to Provider and Service Company on a regular basis. All Dental Care related patient concerns and claims reimbursement decisions shall be a Provider Expense.

     (k)     Environmental Health and Safety.  The Policy Board shall review
             -------------------------------
and monitor environmental and workplace health and safety guidelines, the goal of which is to achieve compliance with current national, state and local laws and regulations regarding environmental and workplace health and safety.

     (l)     Emergency Care Services.  The Policy Board shall review and
             -----------------------

periodically make suggestions for improving (i) the organization and delivery of emergency Dental Care by Provider, and (ii) the process and guidelines for ensuring an appropriate response by Provider to dental and in-Clinic medical emergencies as they may occur from time to time.

     (m)     Financial Review.  The Policy Board shall review and monitor the
             ----------------
financial performance of Provider with respect to the attainment of its budgeted goals.

     (n)     Other.  The Policy Board shall have such other duties,
             -----
responsibilities, and authority as may be set forth in this agreement or agreed upon by the Parties from time to time.

     (S)3.3  Dental Decisions.  Notwithstanding the preceding section or any
             ----------------
other provisions of this agreement to the contrary, all Dental Decisions (defined below) will be made solely by Provider and shall be binding on the Parties; provided that the Policy Board may participate in the analysis and discussion process. For purposes of this agreement, "Dental Decisions" shall mean decisions relating directly to: (a) types and levels of Dental Care to be provided; (b) recruitment of dentists for Provider, including the evaluation of the background, experience, qualifications, specialties, and other credentials of recruited dentists; (c) fee schedules for Provider's services, including without limitation Provider's usual and customary fee schedule; and (d) any other Dental Care related functions or decisions agreed upon by the Parties.


               ARTICLE IV.  RESPONSIBILITIES OF SERVICE COMPANY
                            -----------------------------------

     During the Term, Service Company shall provide all such Services as are necessary and appropriate for the day-to-day administration of the business aspects of Provider's operations, including without limitation those services set forth in this Article, provided that all such services shall be subject to the applicable Budget.

     (S)4.1  Clinics
             -------

     (a) Service Company shall locate, lease, acquire or otherwise procure a Clinic, taking into consideration the professional concerns of Provider. The expenses associated with any such leasing, acquisition, or procurement shall be Clinic Expenses. Any Clinic procured by Service Company for use by Provider shall be procured at commercially reasonable rates.

     (b) In the event Provider is the lessee of a Clinic under a lease with an unrelated and nonaffiliated lessor, Service Company may require Provider to assign such lease to Service Company upon receipt of consent from the lessor. Provider shall exercise all reasonable efforts to assist in obtaining the lessor's consent to the assignment. Any expenses incurred in the assignment shall be Clinic Expenses.

     (c) Service Company shall be responsible for the repair and maintenance of each Clinic, in a manner consistent with Service Company's responsibilities under the terms of any lease or other use arrangement relating to that Clinic, the costs and expenses of which shall be a Clinic Expense; provided that the costs and expenses of any repairs or maintenance necessitated by the negligence or willful misconduct of Provider or its dentists, other personnel, agents, or invitees shall be a Provider Expense.

     (S)4.2  Equipment.
             ---------

     (a) Service Company shall provide all non-dental equipment, fixtures, office supplies, furniture and furnishings deemed reasonably necessary by Service Company for the operation of each Clinic and reasonably necessary for the provision of Dental Care.

     (b) Service Company shall provide, finance, or cause to be provided or financed such dental related equipment as is reasonably required by Provider. Subject to economic feasibility as set forth in the budgets approved pursuant to this agreement, Provider shall advise Service Company in all dental equipment selections. Except for Special Dental Supplies (defined in (S) 4.3, below), all dental and non-dental equipment acquired for the use of Provider shall be owned by Service Company.

     (c) Service Company shall be responsible for repairing, maintaining, and keeping in reasonably good condition (ordinary wear and tear excepted), and replacing (as necessary) all equipment provided by Service Company under this agreement, the cost and expense of which shall be a Clinic Expense; and provided that the cost and expense for any repairs, maintenance and replacement necessitated by the negligence or willful misconduct of Provider or its dentists, other personnel, agents, or invitees shall be a Provider Expense.

     (S)4.3  Laboratory Services.  Service Company shall arrange for laboratory
             -------------------
services, including without limitation dental appliance laboratory service, pathology laboratory service, medical laboratory service, and such other laboratory services as are reasonably necessary and appropriate for the operation of each Clinic and the provision of Dental Care therein.

     (S)4.4  Supplies.  Service Company shall order, procure, purchase, own, and
             --------
provide to Provider a reasonable inventory of Ordinary Dental Supplies and office supplies as are reasonably necessary and appropriate for the operation of each Clinic and the provision of Dental Care therein. Unless otherwise prohibited by federal and/or state law, Service Company shall also order, procure, purchase and provide on behalf of and as agent for Provider all reasonable Special Dental Supplies required by Provider to provide Dental Care, the cost of which shall be a Clinic Expense. Service Company shall ensure that each Clinic is at all times adequately stocked with all such supplies. The ultimate oversight, supervision and ownership of (a) all office and Ordinary Dental Supplies is and shall remain the sole responsibility of Service Company, and (b) all Special Dental Supplies is and shall remain the sole responsibility of Provider.

     (S)4.5  Capital Investment.  Access to all needed working capital and
             ------------------
capital expenditures in accordance with the budget as approved in accordance with (S)4.13(a) will be provided by Service Company. Service Company shall determine the source of capital to be invested, which may include (a) intracompany borrowings from Parent (at the rate set forth in clause (j) in the definition of "Clinic Expenses"), and (b) borrowings, leases, or other financing methods through independent third-party financial institutions.

     (S)4.6  Support Services.  Service Company shall provide or arrange for all
             ----------------
printing, stationery, forms, postage, duplication, facsimile, photocopying, and data transmission and processing services, information services (including providing a computer system for clinic functions, billing, communications, and management), and other support services as are reasonably necessary and appropriate for the operation of each Clinic and the provision of Dental Care therein.

     (S)4.7  Quality Assurance, Risk Management, and Utilization Review. Service
             ----------------------------------------------------------
Company shall assist Provider in Provider's establishment and implementation of procedures to ensure the consistency, quality, appropriateness, and necessity of Dental Care provided by Provider, and shall provide administrative support for Provider's overall quality assurance, risk management, and utilization review programs. Service Company shall have the authority to monitor Provider's level of conformance with such procedures and to report its findings to Provider.

     (S)4.8  Licenses and Permits.  Although Provider shall be solely
             --------------------
responsible for obtaining and maintaining all federal, state, and local licenses and regulatory permits required for or in connection with the operation of Provider and in connection with the operation of all dental equipment located in each Clinic, Service Company shall assist Provider with the implementation of a plan designed to ensure that all such licenses and permits are obtained and shall provide reasonable assistance to Provider in obtaining the same. Service Company also shall maintain all licenses and permits required for all equipment (existing and future) located at each Clinic.

     (S)4.9  Personnel.  Except as provided in (S)5.2(d) of this agreement and
             ---------
subject to (S)3.3, Service Company shall employ or otherwise retain and shall be responsible for recruiting, hiring, and terminating all management, administrative, supervisory, clerical, secretarial, bookkeeping, accounting, payroll, dental assistants, hygienists, laboratory technicians and personnel, and other non-dentist personnel as Service Company deems necessary and appropriate for Service Company's performance of its duties and obligations under this agreement. The selection, training, and supervision of: (a) dental assistants, hygienists, and other clinical personnel to be employed by Service Company shall be the responsibility of Provider; and (b) all other personnel to be employed by Service Company shall be the responsibility of Service Company. Consistent with reasonably prudent personnel management policies, Service Company shall seek and consider the advice, input, and requests of Provider in regard to personnel matters. Service Company shall have sole responsibility for determining the salaries and fringe benefits of such non-professional personnel, and for withholding all appropriate amounts for income taxes, unemployment insurance, social security, workers' compensation, and any other withholding required by applicable law.

     (S)4.10 Contract Negotiations.  Service Company shall advise Provider with
             ---------------------
respect to and negotiate, either directly or on Provider's behalf, as appropriate, such contractual arrangements with third parties as are reasonably necessary and appropriate for Provider's provision of Dental Care, including without limitation negotiated price agreements with third party payors, alternative delivery systems, or other purchasers of group dental care services; provided that no contract or arrangement regarding the provision of Dental Care shall be entered into without Provider Consent.

     (S)4.11 Billing and Collection.  On behalf of and for the account of
             ----------------------
Provider, Service Company shall establish and maintain credit and billing and collection policies and procedures, and shall exercise reasonable efforts to bill and collect in a timely manner all professional and other fees for all billable Dental Care provided by Dental Care Professionals, including any such fees paid directly to Provider by Service Company pursuant to the then-current Membership Agreement (or similar agreement for providing professional services to dental plans) between Service Company and Provider. Service Company shall advise and consult with Provider regarding the fees for Dental Care provided by Provider (including any related discounting policy); it being understood, however, that Provider's consent shall be necessary to establish the fees (subject to (S)3.2(d), above) to be charged for Dental Care. In connection with the billing and collection services to be provided hereunder, Provider hereby grants to Service Company, throughout the Term (and thereafter as provided in (S)8.3), an exclusive special power of attorney and appoints Service Company as Provider's exclusive true and lawful agent and attorney-in-fact, and Service Company hereby accepts such special power of attorney and appointment, for the following purposes:

     (a) To bill Provider's patients, in either Provider's or Service Company's name (as Service Company deems appropriate) and on Provider's behalf, for all billable Dental Care provided by or on behalf of Provider to patients.

     (b) To bill, in either Provider's or Service Company's name (as Service Company deems appropriate) and on Provider's behalf, all claims for reimbursement or indemnification from insurance companies and plans, all state or federally funded dental benefit plans, and all other third party payors or fiscal intermediaries for all covered billable Dental Care provided by or on behalf of Provider to patients.

     (c) To collect and receive, in either Provider's or Service Company's name (as Service Company deems appropriate) and on Provider's behalf, all accounts receivable generated by such billings and claims for reimbursement, to administer such accounts including, but not limited to, extending the time of payment of any such accounts for cash, credit or otherwise; discharging or releasing the obligors of any such accounts; suing, assigning or selling at a discount such accounts to collection agencies; or taking other measures to require the payment of any such accounts; provided, however, that extraordinary collection measures, such as filing lawsuits, discharging or releasing obligors shall not be undertaken without Provider Consent.

     (d) To deposit all amounts collected into the Provider Account. Provider shall transfer and deliver to Service Company all funds received by Provider from patients or third party payors for Dental Care. Upon receipt by Service Company of any funds from patients or third party payors or from Provider for Dental Care pursuant to this agreement, Service Company shall promptly deposit the same into the Provider Account.

     (e) To take possession of, endorse in the name of Provider, and deposit into the Provider Account any notes, checks, money orders, insurance payments, and any other instruments received in payment of accounts receivable for Dental Care.

     (f) To sign checks, drafts, bank notes or other instruments on behalf of Provider, and to make withdrawals from the Provider Account for payments specified in this agreement and otherwise as agreed upon from time to time by the Parties.

     Upon request of Service Company, Provider shall execute and deliver to the financial institution at which the Provider Account is maintained such additional documents or instruments as Service Company may reasonably request to evidence or effect the special power of attorney granted to Service Company by Provider pursuant to this section and (S)4.12. The special power of attorney granted herein is coupled with an interest and shall be irrevocable except with Service Company's written consent. The irrevocable power of attorney shall expire when this agreement has been terminated, all accounts receivable purchased by Service Company pursuant to (S)7.7, if any, have been collected, and all amounts due to Service Company as described in Article VII have been paid.

     (S)4.12  Provider Account.
              ----------------

     (a)    Power of Attorney.  Service Company shall have access to the
            -----------------
Provider Account solely for the purposes stated herein and shall use all funds on deposit therein to pay all Clinic Expenses in accordance with the terms of this agreement. Provider hereby grants to Service Company an exclusive special power of attorney and appoints Service Company as Provider's true and lawful agent and attorney-in-fact, throughout the Term (and thereafter as provided in (S)8.3), and Service Company hereby accepts such special power of attorney and appointment, to make withdrawals from Provider Account for payments specified in this agreement and as requested from time-to-time by Provider. Notwithstanding this exclusive special power of attorney, Provider may, upon reasonable advance notice to Service Company and subject to (S)4.12(b) of this agreement, request that Service Company draw checks on the Provider Account for Provider Expenses and such other amounts as may be due to Provider under this agreement. Disbursements shall be related to and in such amount so as to ensure that disbursements made without prior Provider Consent are consistent with the expenditures authorized by the Budget.

     (b)     [*]

     (c)     Further Assurances.  Promptly upon request by Service Company from
             ------------------
time to time, Provider shall execute a separate power of attorney in form reasonably satisfactory to Service Company for the purpose of further confirming or evidencing the rights granted to Service Company under (S)(S)4.11 and 4.12.

     (S)4.13 Financial Matters.
             -----------------

     (a)     Annual Budget.  At least 30 days prior to the commencement of each
             -------------
calendar year, Service Company, in consultation with Provider, shall prepare and deliver to the Policy Board for its review a proposed Budget, setting forth an estimate of Provider's revenue and expenses for the upcoming calendar year (including without limitation the Service and Performance Fees associated with the services provided by Service Company hereunder). However, the initial Budget has been prepared by Service Company in consultation with Provider before the execution of this agreement. The initial Budget shall provide, among other things, that [*] of the Adjusted Gross Revenue shall be allocated to Provider Expenses. In each succeeding Budget, unless the Parties otherwise mutually agree, such percentage of the Adjusted Gross Revenue shall be allocated to Provider Expenses.

     In the event a proposed Budget is disapproved by Parent (pursuant to (S)3.2(b)), Service Company, in consultation with Provider, shall promptly revise such Budget, taking into consideration the comments of Parent, and shall deliver such revised Budget to the Policy Board for review and to Parent for approval. In the event that a proposed Budget has not been approved by Parent by the beginning of the calendar year, the Budget for the prior year shall be deemed to be adopted as the Budget for the current year until a new Budget as been approved by Parent.

* This information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

     (b)     Accounting and Financial Records.  Service Company shall establish
             --------------------------------
and administer accounting policies and procedures, internal controls, and systems for the development, preparation, and safekeeping of administrative or financial records and books of account relating to the business and financial affairs of Provider, all of which shall be prepared and maintained in accordance with GAAP. Service Company shall prepare and deliver to Provider, within 90 days of the end of each calendar year, a balance sheet and an income statement reflecting the financial status of Provider in regard to the provision of Dental Care as of the end of such calendar year, all of which shall be prepared in accordance with GAAP. In addition, Service Company shall prepare or assist in the preparation of any other financial statements or records as Provider may reasonably request.

     (c)     Review of Expenditures.  Provider's chief executive officer shall
             ----------------------
review from time to time all expenditures related to the operation of Provider, but such officer shall not have the power to prohibit or invalidate any expenditure.

     (d)     Tax Matters.
             -----------

             (i)  General.  Service Company shall prepare or arrange for the
                  -------
preparation of all tax returns and reports of Provider required by applicable law, which returns and reports shall be prepared by an accountant reasonably acceptable to Provider.

             (ii) Sales and Use Taxes.  Service Company and Provider acknowledge
                  -------------------
and agree that to the extent that any of the services to be provided by Service Company hereunder may be subject to any state sales and use taxes, Service Company may have a legal obligation to collect such taxes from Provider and to remit the same to the appropriate tax collection authorities. Provider agrees to pay any and all applicable state sales, use, gross receipts, and other similar taxes and charges (other than taxes on Service Company's net income) with respect to any amount paid to Service Company hereunder and that such amounts shall be a Provider Expense.

     (S)4.14 Reports and Records.
             -------------------

     (a) Dental Records. Service Company shall establish, monitor, and maintain procedures and policies for the timely creation, preparation, filing and retrieval of all dental records generated by Provider in connection with Provider's provision of Dental Care; and, subject to applicable law, shall ensure that dental records are promptly available to dentists and any other appropriate persons. All such dental records shall be retained and maintained in accordance with all applicable state and federal laws relating to the confidentiality and retention thereof. All dental records shall be and remain the property of Provider.

     (b)     Other Reports and Records.  Service Company shall timely create,
             -------------------------
prepare, and file such additional reports and records as are reasonably necessary and appropriate for

Provider's provision of Dental Care, and shall be prepared to analyze and interpret such reports and records upon the request of Provider.

     (S)4.15 Recruitment of Provider Dentists.  Upon Provider's request,
             --------------------------------
Service Company shall perform all services reasonably necessary and appropriate in connection with the recruitment of professional dental personnel. Service Company shall provide Provider with model agreements to document Provider's employment, retention or other service arrangements with such individuals. However, it shall be and remain the sole and complete responsibility of Provider to interview, select, contract with (subject to (S)5.2, below), supervise, control and terminate all dentists performing Dental Care or other professional services, and Service Company shall have no authority whatsoever with respect to such activities.

     (S)4.16 Service Company's Insurance.  Throughout the Term, Service
             ---------------------------
Company shall, as a Clinic Expense, obtain and maintain with commercial carriers, or through self-insurance, or some combination thereof: (a) appropriate worker's compensation coverage for the employees of Service Company provided pursuant to this agreement; and (b) professional and comprehensive general liability insurance covering Service Company, Service Company's personnel, and all of Service Company's equipment in such amounts and on such terms and conditions as Service Company deems appropriate. Service Company shall cause Provider to be named as an additional insured on Service Company's property and casualty insurance policies. Upon the request of Provider, Service Company shall provide Provider with a certificate evidencing such insurance coverage. Service Company may also carry, at Service Company's option and as a Clinic Expense, key person life and disability insurance on any shareholder or dentist employee of Provider in amounts determined as reasonable and sufficient by Service Company. Service Company shall be the owner and beneficiary of any such insurance.

     (S)4.17 License of Name and Marks.  Service Company hereby grants the
             -------------------------
Provider, for the Term, a non-exclusive royalty-free license to use the names "Smileage" and "Smileage Dental Care" and all related marks and logos owned by Service Company for the purpose of fulfilling its obligations hereunder, including without limitation providing Dental Care to its patients.

     (S)4.18 No Warranty.  Provider acknowledges that Service Company has not
             -----------
made and will not make any representations or warranties, express or implied, regarding Service Company's services under this agreement or the results of those services, including without limitation any representations or warranties that the services provided by Service Company will result in any particular amount or level of dental practice or income to Provider.


                   ARTICLE V.  RESPONSIBILITIES OF PROVIDER
                                ----------------------------

     (S)5.1  Organization and Operations.  As a continuing condition of Service
             ---------------------------
Company's obligations under this agreement, Provider shall at all times during the Term: (a) be and remain legally organized and operated to provide Dental Care in a manner consistent with all state and federal laws; (b) operate and maintain within the Practice Territory a full time practice of dentistry providing Dental Care in compliance with all applicable federal, state, and local laws, rules, regulations, ordinances, and orders; (c) maintain and use its best efforts to enforce its articles or certificate of incorporation (or other instrument of organization), bylaws, shareholder agreements, and other organizational documents (hereafter in this (S)5.1 simply "organizational documents") in the respective forms provided to Service Company prior to execution of this agreement; (d) have at least three executive officers at the level of vice president or above who are also dentist employees of Provider; (e) maintain and use its best efforts to enforce the written employment agreements and independent contractor agreements described in
(S)5.2(a), below; and (f) not, without Service Company Consent, (i) amend any of its employment agreements or organizational documents in any material respect or waive any material rights thereunder, or (ii) engage in any transaction constituting a merger, consolidation, reorganization, sale or purchase of assets outside of the ordinary course of business, liquidation, or dissolution. Provider hereby acknowledges that Service Company would not have entered into this agreement but for Provider's covenant to maintain such organizational documents and employment agreements, and Provider shall pay to Service Company, in addition to the amounts set forth in Article VII, any damages, compensation, payment, or settlement amounts received by Provider from a dentist who terminates his employment agreement without cause or whose employment agreement is terminated by Provider for cause.

     (S)5.2  Provider Personnel.
             ------------------

     (a)     Dentist Personnel.  Provider shall retain, as a Provider Expense
             -----------------
and not as a Clinic Expense, that number of dentists during the Term which are necessary and appropriate, in Provider's sole discretion after consultation with Service Company, to provide Dental Care to reasonably meet the demand therefor. Provider shall cause each dentist retained by Provider to hold and maintain a valid and unrestricted license to practice dentistry in the State of Wisconsin, including without limitation any licenses required for the provision of any specialty dental services, together with all necessary or appropriate board or other certifications. Throughout the Term, Provider shall enter into and maintain a written employment agreement substantially in the form of Exhibit D for all dentists now and hereafter employed by Provider; provided that Provider shall, throughout the Term, enter into and maintain a written employment agreement substantially in the form of Exhibit C with each dentist of Provider who now or hereafter is either an executive officer (at a level of vice president or above) of or Policy Board member designated by Provider; and provided further that Provider shall, immediately upon execution of this agreement, enter into and maintain a written employment agreement substantially in the form of Exhibit C with each of the dentists set forth on Exhibit E. Throughout the Term, Provider shall enter into and maintain a written agreement with each independent contractor retained by Provider, which agreements shall contain confidentiality provisions substantially similar to those contained in the employment agreement in the form of Exhibit D. Provider shall be responsible for paying the compensation and benefits as applicable, for all dentists and any other dentist personnel or other contracted or affiliated dentists, and for withholding all sums for income tax, unemployment insurance, social security, or any other withholding required by applicable law. Service Company may, on behalf of Provider, administer the compensation and benefits with respect to such individuals in accordance with the written agreement between Provider and each dentist. Service Company shall neither control nor direct any dentist in the performance of Dental Care for patients. Provider shall provide to Service Company evidence of such licensing, certifications, and other credentials of the dentists retained by Provider as Service Company may request from time to time.

     (b)     Provider and Patient Scheduling.  Provider shall, with the
             -------------------------------
reasonable assistance of Service Company, (i) develop a set of Provider and patient scheduling guidelines and a corresponding scheduling system, and (ii) support Service Company in the implementation of such guidelines and effective operation of such system.

     (c)     Paid Hours Reporting.  Provider shall support the development and
             --------------------
effective operation by Service Company of a dentist paid hours reporting and monitoring system.

     (d)     Non-Dentist Dental Care Personnel.  All non-dentist personnel who
             ---------------------------------
provide Dental Care, including without limitation dental hygienists, denturists, dental assistants, and other licensed or certified personnel shall be under such control, supervision and direction of Provider and the dentists retained by Provider in the performance of or in connection with Dental Care for patients as is required under applicable state law and regulations.

     (S)5.3  Professional Standards.  As a continuing condition of Service
             ----------------------
Company's obligations hereunder, each dentist retained by Provider to provide Dental Care must: (i) have and maintain a valid and unrestricted license to practice dentistry in the state; and (ii) comply with, be controlled and governed by, and otherwise provide Dental Care in accordance with applicable federal, state and municipal laws, rules, regulations, ordinances and orders, and the ethics and standard of care of the dental profession. All specialty Dental Care shall be provided by a dentist who is either board certified or board eligible in the related specialty or by another dentist licensed to provide such specialty Dental Care operating under the general supervision of a dentist who is either board certified or board eligible in that specialty.

     (S)5.4  Dental Care.  Provider shall ensure that dentists and non-dentist
             -----------
dental care personnel are available in sufficient numbers as are necessary or appropriate to provide Dental Care to reasonably meet the demand for such Dental Care. In the event that dentists employed by, or shareholders of, Provider are not available to provide Dental Care coverage, Provider shall engage and retain dentists on a temporary coverage basis, which dentists shall meet or exceed the qualifications required for Provider's Dental Care Professionals under this agreement. All costs and expenses associated with the retention of such temporary coverage shall be Provider Expenses. With the assistance of the Service Company, Provider and the dentists shall be responsible for scheduling dentist and non-dentist dental care personnel coverage of all dental procedures. Provider shall cause all dentists to exert their best efforts to develop and promote Provider in such a manner as to ensure Provider is able to serve the diverse needs of the community. Provider shall organize and maintain a high quality, cost-effective process for ensuring that patients will have timely access to emergency Dental Care on a 24-hour, seven day per week basis.

     (S)5.5  Peer Review and Quality Assurance.  Provider shall conduct its peer
             ---------------------------------
review and quality assurance activities in a manner that is consistent with maintaining the confidentiality of the related processes, actions, and documentation.

     (a) Provider shall designate a committee of dentists to function as a dental peer review committee to review credentials of potential dentist recruits, periodically review the credentials of Provider's existing dentists, determine the practice privileges of the dentists retained by Provider, perform quality assurance, utilization review, and Provider profiling functions, and otherwise resolve dental competency issues. The dental peer review committee shall function pursuant to formal written policies and procedures established by Provider upon consultation with and the assistance of Service Company.

     (b) Provider also shall adopt a quality assurance program to monitor and evaluate the quality and cost-effectiveness of the Dental Care provided by the dentist personnel of Provider and other non-dentist personnel providing Dental Care under the supervision of Provider's dentists. Upon request of Provider, Service Company shall provide administrative assistance to Provider in performing its quality assurance activities.

     (c) Provider shall cooperate fully with Service Company in an effort to achieve and maintain full accreditation status for Provider. For purposes of facilitating accreditation and other related processes and without limiting Provider's responsibilities under the preceding sentence, Provider shall develop and maintain a philosophy of practice and a set of practice guidelines which are acceptable to the Policy Board. Provider shall cause all personnel retained by it to abide by such philosophy and guidelines at all times.

     (d) Provider shall, after consultation with Service Company and consideration of the recommendations of the Policy Board, support the development, maintenance, and operation of a patient concerns and claims recording, reporting, review, resolution, and tracking process which meets the quality standards of Service Company. Provider shall cause all personnel retained by it to comply fully with such process at all times.

     (e) Provider shall, with the assistance of Service Company, develop a set of quality standards and utilization, process monitoring, and reporting guidelines. Provider shall cause all personnel retained by it to comply with such standards and guidelines.

     (S)5.6  Provider's Insurance.  Provider shall, obtain and maintain with
             --------------------
commercial carriers reasonably acceptable to Service Company or through self insurance or some combination thereof (reasonably acceptable to Service Company) appropriate workers' compensation coverage for Provider's employed personnel (which shall be a Provider Expense) and professional and comprehensive general liability insurance covering Provider and each of the dentists Provider retains to provide Dental Care (which shall be a Clinic Expense). All costs, expenses, and liabilities incurred by Provider or Service Company in excess of the limits of such policies shall be a Provider Expense. Provider shall actively support the participation of all dentists retained by Provider in training and continuing education programs in order to reduce the risk of exposure to and the related cost of obtaining and maintaining such coverage.
The comprehensive general liability coverage and professional liability coverage shall be in such minimum amounts as Service Company may establish from time to time. In addition, Provider shall cause each dentist retained by Provider as an independent contractor to obtain comparable professional and comprehensive general liability insurance coverage. All such insurance policies shall name Service Company as an additional insured and provide for at least 30 days advance written notice to Provider and Service Company from the insurer with respect to any alteration of coverage, cancellation, or proposed cancellation for any reason. Provider shall cause to be issued to Service Company by such insurer or insurers a certificate reflecting such coverage. Upon the termination of this agreement for any reason, Provider shall continue to carry professional liability insurance in the amounts specified in this section for 10 years after termination, or if Provider dissolves or ceases to practice dentistry, Provider shall obtain and maintain as a Provider Expense "tail" professional liability coverage, in the amounts specified in this section for an extended reporting period of 10 years. Provider shall be responsible for paying all premiums for "tail" insurance coverage. In no event shall the professional liability insurance carrier be replaced or changed without Service Company Consent. Service Company shall provide reasonable assistance to Provider to obtain such coverage.

     (S)5.7  Noncompetition.  Provider acknowledges that Service Company will
             --------------
incur substantial costs in providing the equipment, support services, personnel, and other items and services that are the subject matter of this agreement and that in the process of providing services under this agreement, Provider will learn or have access to financial and other Confidential Information of Service Company to which Provider would not otherwise be exposed. Provider also recognizes that the services to be provided by Service Company will be feasible only if Provider operates an active practice to which the dentists associated with Provider devote their full time and attention. Accordingly, Provider further agrees as follows:

     (a) During the Term, except for its obligations under this agreement, Provider shall not establish, operate, or provide Dental Care at any dental office, clinic or other dental care facility anywhere within the Practice Territory nor have an ownership interest, direct or indirect, in any entity, or participate in any joint venture, which operates any such office, clinic, or facility; and

     (b) Except as specifically approved by Service Company in writing, during the Term and for a period of five years immediately following the date this agreement is terminated for any reason, Provider shall not directly or indirectly own (excluding ownership of less than five percent (5%) of the equity of any publicly traded entity), manage, operate, control, lend funds to, lend its name to, or maintain any interest in any entity, business, or enterprise which (i) provides, distributes, or promotes any type of management or administrative services or products to third parties in competition with Service Company in the Practice Territory or (ii) offers any type of service or product to third parties substantially similar to those offered by Service

Company to Provider in the Practice Territory. Notwithstanding the above restriction, nothing herein shall prohibit Provider or any of its shareholders from providing management and administrative services to its or their own dental practices after the termination of this agreement, and nothing herein shall prohibit Provider or its shareholders from contracting with a third party manager to provide administrative or management services for its or their dental practices after termination of this agreement as long as such relationship complies with the provisions of this section.

     (S)5.8  Use of Name. At all times during the Term, Provider shall, unless
             -----------
otherwise directed by the Policy Board pursuant to (S)3.2(c), operate its dental practice under the name "Wisconsin Dental Group," including without limitation using all related marks and logos as are licensed to Provider pursuant to
(S)4.17, above, and filing an assumed or fictitious name application with the Wisconsin Secretary of State or other appropriate governmental agency; provided that Provider shall, immediately upon the expiration of the Term, abstain from using such name, marks, and logos and shall take such steps as are necessary to terminate such applications and Provider's rights thereunder.


                         ARTICLE VI.  CONFIDENTIALITY
                                      ---------------

     (S)6.1  Confidential and Proprietary Information.  Neither Party shall, in
             ----------------------------------------
any manner or at any time, directly or indirectly, disclose any of the Confidential Information of the other Party to any person, firm, association, organization, or entity, or use, or permit or assist any person, firm, association, organization, or entity to use any such Confidential Information, excepting only: (a) disclosures (i) required by law, as reasonably determined by the disclosing Party or its legal counsel, or (ii) made on a confidential basis to the disclosing Party's shareholders, directors, officers, employees (limited to those who need to know such Confidential Information), and legal, accounting, and other professional advisors (collectively, the "Permitted Recipients"); or
(b) use of such Confidential Information by Permitted Recipients in connection with this agreement; provided that each Party shall (i) make its Permitted Recipients aware of the requirements of this agreement, (ii) take reasonable steps to prohibit disclosure of such Confidential Information by any Permitted Recipient to any other person or entity except another Permitted Recipient, including without limitation taking such steps as that Party customarily takes to protect its own Confidential Information, and (iii) be responsible and liable for any disclosure or use of such Confidential Information by any of its Permitted Recipients, except disclosures or uses permitted by this agreement.

     (S)6.2  Use of Practice Statistics.  Notwithstanding (S)6.1, above, but
             --------------------------
subject to the restrictions of this section and applicable law, Service Company may: (a) share with other professional corporations, associations, dental practices, or dental care delivery entities the practice statistics of Provider, including utilization review data, quality assurance data, cost data, outcomes data, or other practice data, provided that such information shall only be disclosed to (i) affiliates of Service Company, (ii) other dental groups with whom Service Company has a management relationship, (iii) managed care dental benefit providers and other third party payors for the purpose of obtaining or maintaining third party payor contracts, (iv) financial analysts and underwriters, (v) employers and employee benefit associations, (vi) quality assurance and accrediting organizations, or (vii) financial institutions; and (b) disclose all practice-related information necessary or desirable in connection with any public or private offering of any security of Service Company. In addition, Service Company may disclose practice-related information and data in connection with any survey, presentation, published material, study, or research project which Service Company deems appropriate for the purpose of gaining insight into existing and changing patterns in the organization and delivery of Dental Care and related issues. In no event will any such data disclose or divulge the identity of any patient or, to the extent reasonably practicable, any dentist.


                     ARTICLE VII.  FINANCIAL ARRANGEMENTS
                                   ----------------------

     (S)7.1  Clinic Expense Reimbursement.  Service Company shall be reimbursed
             ----------------------------
for the amount of all Clinic Expenses incurred by Service Company.

     (S)7.2  Repayment of Advances.  Service Company shall be reimbursed for any
             ---------------------
and all amounts advanced to Provider by Service Company.

     (S)7.3  Fees.  Provider and Service Company acknowledge and agree that the
             ----
compensation set forth in this Article is being paid to Service Company in consideration of the substantial commitment being made by Service Company hereunder and that such fees are fair and reasonable in all respects in consideration of (i) the services performed by Service Company hereunder and
(ii) the capital being made available by Service Company. Service Company shall be paid the following service fees:

     (a)     Service Fee.  Service Company shall receive an annual Service Fee
             -----------
equal to [*] or such other greater amount as may be agreed upon by the Parties, payable in twelve equal monthly installments, subject to adjustment pursuant to
(S)7.4(a), below; and

     (b)     Performance Fee.  Service Company shall receive a Performance Fee,
             ---------------
payable monthly, equal to the amount, if any, by which [*].

     (S)7.4  Adjustments to Fees.
             -------------------

             (a)  [*]

             (b)  [*]


* This information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

     Each adjustment, if any, under this (S)7.4 shall be calculated and paid not later than 60 days following the end of the applicable calendar year.

     (S)7.5  Reasonable Value.  Payment of the Service Fee or Performance Fee is
             ----------------
not intended to be and shall not be interpreted or applied as permitting Service Company to share in Provider's fee for Dental Care or any other services, but is acknowledged as the Parties' negotiated agreement as to the reasonable fair market value of the equipment, contract analysis and support, other support services, purchasing, personnel, office space, management, administration, strategic management, and other items and services furnished by Service Company pursuant to this agreement, considering the nature and volume of the services required and the risks assumed by Service Company. Provider and Service Company acknowledge that: (a) Service Company's administrative expertise will contribute great value to Provider's performance; (b) Service Company will incur substantial costs and business risks in arranging for Provider's use of each Clinic and in providing the equipment, support services, personnel, marketing, office space, management, administration, and other items and services that are the subject matter of this agreement; and (c) certain of such costs and expenses can vary to a considerable degree according to the extent of Provider's business and services. It is the intent of the Parties that the Service Fee and Performance Fee reasonably compensate Service Company for the value to Provider of Service Company's administrative expertise, given the considerable business risk to Service Company in providing the items and services that are the subject of this agreement.

     (S)7.6  Payment.  The amounts to be paid to Service Company under this
             -------
Article shall be calculated by Service Company on the accrual basis of accounting and paid monthly. To facilitate the payments due to Service Company under this Article, Provider hereby expressly authorizes Service Company to make withdrawals of such amounts from the Provider Account during the Term in accordance with (S)4.12(b), and after termination as provided in (S)8.3.

     (S)7.7  Accounts Receivable.  To assure that Provider receives the entire
             -------------------
amount of professional fees for its services and to assist Provider in maintaining reasonable cash flow for the payment of Clinic Expenses, Service Company may, during the Term, purchase, with recourse to Provider for the amount of the purchase, the accounts receivable of Provider arising during the previous month by transferring the amount set forth below into the Provider Account. The consideration for the purchase shall be an amount equal to the Adjusted Gross Revenue recorded each month. Service Company shall be entitled to offset Clinic Expense reimbursement plus all fees and advances due to Service Company under this Article against the amount payable for the accounts receivable. Although it is the intention of the Parties that Service Company purchase and thereby become the owner of the accounts receivable of Provider, in the event such purchase shall be ineffective for any reason, Provider hereby grants to Service Company a security interest in the accounts receivable, and Provider shall cooperate with Service Company and execute all documents which may be reasonably requested by Service Company in connection with such security interest. All collections in respect of such accounts receivable purchased by Service Company shall be received by Provider as the agent of Service Company and shall be endorsed to Service Company and deposited in a bank account at a bank designated by Service Company. To the extent Provider comes into possession of any payments in respect of such accounts receivable, Provider shall direct such payments to Service Company for deposit in bank accounts designated by Service Company.


                      ARTICLE VIII.  TERM AND TERMINATION
                                     --------------------

     (S)8.1  Initial and Renewal Term.  The Term of this agreement shall be for
             ------------------------
an initial period of 40 years beginning on the date of this agreement, and shall renew automatically for successive five-year periods thereafter unless and until either Party gives notice to the other Party at least 120 days prior to the expiration of the then-current term of its intent to terminate this agreement at the end of the then-current term or unless otherwise terminated as provided in
(S)8.2 of this agreement.

     (S)8.2  Termination.
             -----------

     (a)     Termination By Service Company.  Service Company may terminate this
             ------------------------------
agreement immediately upon notice to Provider upon the occurrence of any one of the following events:

             (i)    The dissolution of Provider;

             (ii) Provider admits in writing its inability to pay generally its debts as they become due or makes an assignment for the benefit of creditors;

             (iii) A receiver, trustee, liquidator, or conservator is appointed for Provider or to take possession of all or substantially all of Provider's property or a petition for insolvency, dissolution, liquidation, or reorganization, or order for relief in which Provider is named as debtor, is filed by, against, or with respect to Provider pursuant to any federal or state statute, regulation, or law for the protection of debtors, and, with respect to any such appointment or filing, Provider fails to secure a stay or discharge thereof within 45 days after such appointment or filing;

             (iv) Provider fails to pay when due any payment to be made by Provider under this agreement, which failure continues for 10 days after notice is given by Service Company to Provider thereof, provided that such failure is not directly attributable to Service Company's failure to apply available funds in the Provider Account according to (S)4.12(b); or

             (v) Provider fails to comply with or perform any of its other material duties or obligations under this agreement, which failure continues for 30 days after notice is given by Service Company to Provider thereof, or if because of the nature of such failure it cannot reasonably be corrected within such 30 day period, failure by Provider to commence such correction promptly following its receipt of notice from Service Company and thereafter to expeditiously and continuously prosecute the correction to completion.

     (b)     Termination By Provider.  Provider may terminate this agreement
             -----------------------
immediately upon notice to Service Company upon the occurrence of any of the following events:

             (i) A receiver, trustee, liquidator, or conservator is appointed for Service Company or to take possession of all or substantially all of Service Company's property or a petition for insolvency, dissolution, liquidation, or reorganization, or order for relief in which Service Company is named as debtor, is filed by, against, or with respect to Service Company pursuant to any federal or state statute, regulation, or law for the protection of debtors, and, with respect to any such appointment or filing, Service Company fails to secure a stay or discharge thereof within 45 days after such appointment or filing;

             (ii) Service Company fails to comply with or perform any of its material duties or obligations under this agreement, which failure continues for 30 days after notice is given by Provider to Service Company thereof, or if because of the nature of such failure it cannot reasonably be corrected within such 30 day period, failure by Service Company to commence such correction promptly following its receipt of notice from Provider and thereafter to expeditiously and continuously prosecute the correction to completion; or

             (iii) A court of competent jurisdiction makes a final determination that Service Company has materially breached a fiduciary duty owed to Provider.

     Notwithstanding the foregoing, any termination by Provider under this section shall require the affirmative vote of three-fourths of the then-outstanding shares of Provider entitled to vote on such a matter.

     (c)     Termination by Agreement.  Provider and Service Company may
             ------------------------
mutually agree to terminate this agreement at any time, such agreement to be in writing and signed by both Parties.

     (d)     Legislative, Regulatory or Administrative Change.  In the event
             ------------------------------------------------
there is a change in any federal, state, or local statute, law, regulation, legislation, rule, policy, or general instruction, or a change in any third party reimbursement system, or a ruling, judgment, or decree by any court, agency, or other governing body having jurisdiction over either Party (hereafter in this clause (d), a "ruling") which materially and adversely affects, or is reasonably likely to affect, the manner in which either Party is to perform or be compensated for its services under this agreement or which shall make this agreement unlawful, the Parties shall immediately use their best efforts to enter into a new service arrangement or basis for compensation for the services furnished pursuant to this agreement that complies with that change and approximates as closely as possible the economic position of the Parties prior to such change or ruling.

          If the Parties are unable to reach a new agreement within a reasonable period of time following the date upon which it becomes reasonably certain that such change will arise or ruling will be given, then either Party may submit the issue to arbitration which shall be binding on the parties and subject to the then-applicable Commercial Arbitration Rules of the American Arbitration Association. In any such arbitration, the arbitrators shall be consist of a panel of three arbitrators, which shall act by majority vote and which shall consist of one arbitrator selected by the Party on one side of the issue subject to the arbitration, one arbitrator selected by the Party on the other side of the issue, and a third arbitrator selected by the two arbitrators so selected, who shall be either a certified public accountant or an attorney at law licensed to practice in the State of Wisconsin and who shall act as chairman of the arbitration panel; provided that if the Party on one side of the issue selects its arbitrator for the panel and the other Party fails to so select its arbitrator within 10 business days after being requested by the first Party to do so, then the sole arbitrator shall be the arbitrator selected by the first Party.

             All costs and expenses of arbitration shall be borne by the Parties as determined by the arbitrator or arbitration panel, except that the fees of any arbitrator on an arbitration panel who is selected individually by a Party shall be borne separately by the Party appointing him; provided that if one Party fails to select an arbitrator for a panel, and the sole arbitrator is the arbitrator selected by the other Party, then the fees of that arbitrator shall be borne by the Parties as determined by that arbitrator.

     (S)8.3  Effects of Termination.  Upon termination of this agreement as
             ----------------------
herein provided, neither Party shall have any further obligations under this agreement, except for: (a) obligations accruing prior to the date of termination, including without limitation payment of the amounts set forth in
Article VII relating to services provided prior to the termination of this agreement; (b) obligations set forth in this agreement that expressly extend beyond the Term, including without limitation indemnities and noncompetition provisions, which provisions shall survive the expiration or termination of this agreement; (c) the obligations of each party set forth in Article VI; and (d) the obligation of Provider described in (S)8.4. Provider specifically acknowledges and agrees that Service Company shall continue to collect and receive on behalf of Provider all cash collections from accounts receivable in existence at the time this agreement is terminated (which have not otherwise been purchased by Service Company pursuant to (S)7.7), it being understood that such cash collections will represent, in part, compensation to Service Company for Services already rendered and compensation on accounts receivable purchased by Service Company, if any. Upon the expiration or termination of this agreement for any reason or cause whatsoever, Service Company shall surrender to Provider all books and records pertaining to Provider's dental practice; provided that Service Company may retain copies of such documents to the extent reasonably necessary for Service Company to complete its post-termination obligations and activities under this agreement.

     (S)8.4  Purchase Obligation.  Upon termination of this agreement for any
             -------------------
reason, Provider shall, at Service Company's option:

     (a) Purchase from Service Company at book value the intangible assets, deferred charges, goodwill, and all other amounts on the books of the Service Company relating to this agreement or the items or services provided by Service Company pursuant to this agreement, including without limitation the amount, if any, for the covenants described in (S)5.7, above, as adjusted through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect amortization or depreciation of all such amounts;

     (b) Purchase from Service Company any real estate owned by Service Company and used as a Clinic at the greater of the appraised fair market value thereof or the then book value thereof;

     (c) Purchase, at the greater of the appraised fair market value or the then book value, all improvements, additions, or leasehold improvements that have been made by Service Company at any Clinic and that relate to the performance of Service Company's obligations under this agreement;

     (d) Assume all debt, and all contracts, payables, and leases that are obligations of Service Company and that relate to the performance of Service Company's obligations under this agreement or the properties leased or subleased by Service Company in connection with its obligations under this agreement; and

     (e) Purchase from Service Company, at the greater of the appraised fair market value or the then book value, all of the equipment then being supplied by Service Company pursuant to Service Company's obligations under this agreement, and all other assets, including inventory and supplies, tangibles and intangibles, set forth on the books of Service Company as adjusted through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect operations of each Clinic, depreciation, amortization, and other adjustments of assets shown on the books of the Service Company.

     For purposes of subsection (b), above, the appraised value shall be determined by an appraiser mutually agreed upon by the Parties. In the event the Parties are unable to agree upon an appraiser within 10 days following the date upon which either Party requests the other Party to agree to an appraiser, then each Party shall appoint an appraiser, who shall in turn select a third appraiser who shall serve as the appraiser hereunder. In the event either Party fails to select an appraiser within 15 days of the selection of an appraiser by the other Party, the appraiser selected by the other Party shall serve as the appraiser hereunder. The determination of the appraised value of the assets identified in subsection (b), above, by the appraiser selected hereunder shall be binding on both Parties.

     (S)8.5  Closing of Purchase.  If Provider purchases assets pursuant to
             -------------------
(S)8.4, Provider shall pay cash for the purchased assets; provided that the amount of the purchase price allocable to an asset shall be reduced by the amount of debt and liabilities of Service Company, if any, relating directly to that asset which are assumed by Provider in connection with such purchase. Provider and any dentist associated with Provider shall execute such documents as may be required to assume the liabilities set forth in (S)8.4(d) and to remove Service Company from any liability with respect to such purchased asset and with respect to any property leased or subleased by Service Company. The closing date for the purchase shall be determined by the

Parties, but shall in no event occur later than 180 days from the date of the notice of termination. Provider shall be released from the covenants described in (S)5.7, above, upon the successful consummation of such closing.

     Notwithstanding the foregoing, Provider may, at its option, pay all or a portion of the purchase price at the closing in shares of common stock of Parent ("Shares") for which Provider shall receive, as a credit to the purchase price, an amount equal to the number of Shares transferred to Service Company by Provider at the closing multiplied by the per Share fair market value (defined below); provided that each Share transferred to Service Company is free and clear of all liens, security interests, encumbrances, pledges, charges, claims, voting trusts and restrictions on transfer of any nature whatsoever, except restrictions on transfer imposed by or pursuant to federal and state securities laws and such other restrictions as were expressly required by Parent in connection with the acquisition of Service Company by Parent concurrently with the execution of this agreement. For purposes of this section, the "per Share fair market value" shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day,
(ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day, (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable, or (v) if none of the foregoing is applicable, then the per Share fair market value of the Shares shall be the value determined by the Board of Directors of Parent, in its discretion, based upon the then-current Share value assigned by the Board of Directors of Parent in connection with Parent's other activities; provided that, if Provider disagrees with the determination of Parent's Board of Directors as to such value, the per Share fair market value shall be determined by:

          (A) Agreement between Service Company and Provider, if they are able to agree upon a value within ten business days after being requested to so agree; or, if not,

          (B) An appraiser selected by agreement between Service Company and Provider, if they are able to agree upon an appraiser within ten business days after requested to so agree; or, if not,

          (C) The majority vote by an appraisal board consisting of three appraisers, one member appointed by each of Service Company and Provider and the third member appointed by the first two members so appointed who shall act as chairman of the appraisal board, provided that in the event either Party fails to so appoint its appointee to the appraisal board within ten business days after being requested to do so by the other Party, then the appraiser appointed by the requesting Party shall be the sole appraiser.

                             ARTICLE IX.  GENERAL
                                          -------

     (S)9.1  Administrative Services Only.  Nothing in this agreement is
             ----------------------------
intended or shall be construed to allow Service Company to exercise control or direction over the manner or method by which Provider and its dentists perform Dental Care or other professional dental care services. The rendition of all Dental Care shall be the sole responsibility of Provider and its dentists, and Service Company shall not interfere in any manner or to any extent therewith. Nothing contained in this agreement shall be construed to permit Service Company to engage in the practice of dentistry, it being the sole intention of the Parties hereto that the services to be rendered to Provider by Service Company are solely for the purpose of providing non-dental administrative services to Provider so as to enable Provider to devote its full time and energies to the professional conduct of its dental practice and provision of Dental Care to its patients and not to administration, or practice management.

     (S)9.2  Relationship of Parties.  The relationship of the Parties is and
             -----------------------
shall be that of independent contractors, and nothing in this agreement is intended, and nothing shall be construed to create an employer/employee, partnership, or joint venture relationship between the Parties, or to allow either to exercise control or direction over the manner or method by which the other performs the services that are the subject matter of this agreement; provided always that the services to be provided hereunder shall be furnished in a manner consistent with the standards governing such services and the provisions of this agreement.

     (S)9.3  Notices.  Any notice or other communication required or desired to
             -------
be given to either Party shall be in writing and shall be deemed given when deposited in the United States mail, first-class postage prepaid, addressed:

             (a)  If to Service Company

                  Smileage Dental Care, Inc.
                  9052 North Deerbrook Trail
                  Milwaukee, Wisconsin 53223
                  Attention:  President

                  With a copies to:

                  American Dental Partners, Inc.
                  301 Edgewater Place
                  Suite 320
                  Wakefield, Massachusetts  01880-1249
                  Attention:  Gregory A. Serrao, President
                              and Chief Executive Officer

                  and

                  Baker & Hostetler
                  65 East State Street
                  Suite 2100
                  Columbus, Ohio  43215
                  Attention:    Gary A. Wadman, Esq.

             (b)  If to Provider

                  Wisconsin Dental Group, S.C.
                  9052 North Deerbrook Trail
                  Milwaukee, Wisconsin 53223
                  Attention:   President

                  With a copy to:

                  Niebler & Muren, S.C.
                  P.O. Drawer 825
                  Milwaukee, Wisconsin 53008-0825
                  Attention:   Joseph C. Niebler, Sr., Esq.

     Any Party may change the address to which notices and other communications are to be given by giving the other Parties notice of such change.

     (S)9.4  Execution of Documents.  Each Party shall execute, acknowledge or
             ----------------------
verify, and deliver any and all documents, and take any and all other actions, which from time to time may be reasonably requested by any other Party to carry out the purposes and intent of this agreement.

     (S)9.5  Governing Law.  All questions concerning the validity, intention,
             ------------
or meaning of this agreement or relating to the rights and obligations of the Parties with respect to performance under this agreement shall be construed and resolved under the laws of Wisconsin, without reference to conflict of law principles.

     (S)9.6  Severability.  The intention of the Parties is to comply fully with
             ------------
all applicable laws and public policies, and this agreement shall be construed consistently with all laws and public policies to the extent possible. If and to the extent that any court of competent jurisdiction determines that it is impossible to construe any provision of this agreement consistently with any law or public policy and consequently holds that provision is invalid, such holding shall in no way affect the validity of the other provisions of this agreement, which shall remain in full force and effect. With respect to any provision in this agreement finally determined by such a court to be invalid or unenforceable, such court shall have jurisdiction to reform this agreement (consistent with the intent of the Parties) to the extent necessary to make such provision valid and enforceable, and, as reformed, such provision shall be binding on the Parties.

     (S)9.7  Setoff.  Notwithstanding any provision of this agreement to the
             ------
contrary, Service Company shall have the right from time to time to setoff any amounts owed by Service Company to Provider under this agreement against any amounts owed by Provider to Service Company, whether pursuant to this agreement or otherwise.

     (S)9.8  Remedies.  All rights and remedies of each Party under this
             --------
agreement are cumulative and in addition to all other rights and remedies which may be available to that Party from time to time, whether under any other agreement, at law, or in equity.

     Each Party hereby acknowledges that:  (a) the provisions of (S)(S)5.7 and
6.1 of this agreement are fundamental for the protection of the other Party's legitimate business interests; (b) such provisions are reasonable and appropriate in all respects; and (c) in the event it violates any such provisions, the other Party would suffer irreparable harm and its remedies at law would be inadequate. Accordingly, in the event either Party violates or attempts to violate any such provisions, the other Party shall be entitled to a temporary restraining order, temporary and permanent injunctions, specific performance, and other equitable relief without any showing of irreparable harm or damage or the posting of any bond, in addition to any other rights or remedies which may then be available to the other Party.

     (S)9.9  Non-waiver.  No failure by any Party to insist upon strict
             ----------
compliance with any term of this agreement, to exercise any option, enforce any right, or seek any remedy upon any default of any other Party shall affect, or constitute a waiver of, the first Party's right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous, or subsequent default; nor shall any custom or practice of the Parties at variance with any provision of this agreement affect or constitute a waiver of, any Party's right to demand strict compliance with all provisions of this agreement.

     (S)9.10 Indemnification.  Each Party (the "Indemnifying Party") shall
             ---------------
indemnify and hold harmless the other Party and its shareholders, directors, officers, employees, agents, representatives, and affiliates (the "Indemnified Parties") from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, assessments, costs and expenses, including without limitation interest, penalties, attorneys' fees, any and all expenses incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "Damages"), asserted against, imposed upon, or incurred or suffered by the Indemnified Parties, directly or indirectly, as a result of or arising from: (i) any failure of any representation or warranty of the Indemnifying Party in this agreement to be accurate and complete in all material respects when made; or (ii) any failure by the Indemnifying Party to perform and observe fully all obligations and conditions to be performed or observed by the Indemnifying Party under this agreement. In addition, Provider shall indemnify Service Company and its shareholders, directors, officers, employees, agents, representatives, and affiliates from and against any and all Damages asserted against, imposed upon, or incurred or suffered by any of them, directly or indirectly, as a result of or arising from the acts or omissions of Provider or its employees, contractors, or other agents or representatives.

     (S)9.11 No Third Party Benefit.  This agreement is intended for the
             ----------------------
exclusive benefit of the Parties and their respective successors and assigns, and nothing contained in this agreement shall be construed as creating any rights or benefits in or to any third party.

     (S)9.12 Captions.  The captions of the various sections of this agreement
             --------
are not part of the context of this agreement, are only labels to assist in locating and reading those sections, and shall be ignored in construing this agreement.

     (S)9.13 Genders and Numbers.  When permitted by the context, each pronoun
             -------------------
used in this agreement includes the same pronoun in other genders or numbers and each noun used in this agreement includes the same noun in other numbers.

     (S)9.14 Complete Agreement.  This document (including its exhibits and
             ------------------
all other documents referred to herein, all of which are hereby incorporated herein by reference) contains the entire agreement among the Parties and supersedes all prior or contemporaneous discussions, negotiations, representations, or agreements relating to the subject matter of this agreement. No changes to this agreement shall be made or be binding upon any Party unless made in writing and signed by each Party to this agreement.

     (S)9.15 Counterparts.  This agreement may be executed in multiple
             ------------
counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     (S)9.16 Assignment.  Provider may not assign this agreement without the
             ----------
prior written consent of Service Company, which consent may be withheld for any reason. The sale, transfer, pledge, or assignment of any of the shares of Provider held by any shareholder of Provider, the issuance by Provider of voting shares to any other person, or any combination of such transactions within a period of two years, such that the existing shareholders in Provider fail to maintain a majority of the voting interest in Provider shall be deemed an attempted assignment by Provider, and shall be null and void unless consented to in writing by Service Company prior to any such transfer or issuance. Any breach of this provision, whether or not void or voidable, shall constitute a material breach of this agreement, and in the event of such breach, Service Company may terminate this agreement upon 24 hours notice to Provider. Service Company shall have the right to (i) assign its rights and obligations hereunder to any third party and (ii) collaterally assign its interest in this agreement and its right to collect the amounts set forth in Article VII hereunder to any financial institution or other third party without the consent of Provider.

     (S)9.17 Successors.  Subject to (S)9.16, above, this agreement shall be
             ----------
binding upon, inure to the benefit of, and be enforceable by and against the successors and assigns of each Party.

     (S)9.18 Force Majeure.  Neither Party shall be liable or deemed to be in
             -------------
default for any delay or failure in performance under this agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either Party's employees, or any other similar cause beyond the reasonable control of either Party unless such delay or failure in performance is expressly addressed elsewhere in this agreement.


                                    WISCONSIN DENTAL GROUP, S.C.



                                    By /s/ Jesley C. Ruff
                                      ---------------------------------
                                       Jesley C. Ruff, President



                                    SMILEAGE DENTAL CARE, INC.



                                    By /s/ Don A. Deike
                                      ---------------------------------
                                       Don A. Deike, President

                               INDEX TO EXHIBITS
                               -----------------


     Exhibit A      Definitions

     Exhibit B      [Intentionally Left Blank]

     Exhibit C      Five-Year Employment Agreement

     Exhibit D      Standard Employment Agreement

     Exhibit E      List of Dentists with Five-Year Employment Agreements

                                                                       EXHIBIT A
                                                                       ---------

                                  DEFINITIONS
                                  -----------


     Adjusted Gross Revenue.  The term "Adjusted Gross Revenue" shall mean Gross
     ----------------------
Revenue less Adjustments.

     Adjustments.  The term "Adjustments" shall mean all adjustments on the
     -----------
accrual basis for (i) third party payor contractual allowances, adjustments, discounts, professional courtesies, (ii) uncollectible accounts and related expenses, and (iii) other activities that do not to result in collectible charges.

     Ancillary Revenue.  The term "Ancillary Revenue" shall mean all other
     -----------------
revenue actually recorded each month that is not Professional Service Revenue.

     Base Level.  The term "Base Level" shall mean an amount equal to [*] of
     ----------
Adjusted Gross Revenue or such greater percentage of Adjusted Gross Revenue as may be set forth in the Budget from time to time.

     Budget.  The term "Budget" shall mean an operating budget and capital
     ------
expenditure budget for each calendar year as prepared by Service Company, in consultation with Provider, and approved by each of the Policy Board and Parent.

     Capitation Revenue.  The term "Capitation Revenue" shall mean all revenue
     ------------------
recorded under GAAP from managed care organizations or third party payors where such revenue is recorded periodically on a per member basis for the partial or total dental needs of an enrolled patient.

     Clinic.  The term "Clinic" shall mean any of the facilities, including
     ------
satellite facilities, that Service Company shall own, lease or otherwise procure and provide for the use of Provider.

     Clinic Expense.  The term "Clinic Expense" shall mean all operating and
     --------------
nonoperating expenses incurred by Service Company or Parent in the provision of services to Provider and such expenses incurred by Provider which are expressly identified in this agreement as Clinic Expense. Clinic Expense shall not include any state or federal income tax, any expenses related to any Dental Assets or the maintenance or protection of the same, or any other expense reasonably designated by Service Company as a Provider Expense. Clinic Expense shall not include amortization of goodwill and noncompete covenants arising as a result of the acquisition of Service Company by Parent concurrently with the execution of this agreement, but shall include amortization of other intangible assets obtained in that transaction. Without limiting the foregoing, Clinic Expense shall include:


* This information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

     (a) The salaries, benefits, and other direct costs of all employees of Service Company at a Clinic, but not the salaries, benefits, or other direct costs of the dentists;

     (b) The direct cost of any employee or consultant that provides services at or in connection with a Clinic for improved clinic performance, such as management, billing and collections, business office consultation, accounting and legal services, but only when such services are coordinated by Service Company;

     (c) Reasonable recruitment costs and out-of-pocket expenses of Service Company or Provider associated with the recruitment of additional dentist employees of Provider;

     (d) Dental malpractice liability insurance expenses for dentists, Service Company employees, and non-dentist employees and comprehensive and general liability insurance covering each Clinic and employees of Provider and Service Company at each Clinic;

     (e) The cost of laboratory services;

     (f) The cost of dental supplies (including but not limited to products, substances, items, or dental devices), and office supplies;

     (g) The expense of using, leasing, purchasing or otherwise procuring Clinics and related equipment, including utilities, depreciation, and repairs and maintenance, provided that such expense shall not include the cost of acquiring goodwill, noncompete covenants, or other intangible assets in connection with such procurement;

     (h) Personal property and intangible taxes assessed against Service Company's assets which are provided or otherwise employed by Service Company for the benefit of Provider;

     (i) The reasonable travel expenses (except for the corporate staff of Service Company and Parent) associated with attending meetings, conferences, or seminars to benefit Provider;

     (j) The cost of capital (whether as actual interest on indebtedness incurred on behalf of Provider or as reasonable imputed interest on capital advanced by Service Company or Parent) to finance or refinance obligations of Provider, purchase dental and non-dental equipment, or finance new ventures of Provider (interest expense will be charged for funds borrowed from outside sources as well as from Parent; in the latter case, charges will be computed at a floating rate that is equal to the current blended borrowing rate in effect for actual and available outside borrowings of Parent; and such rate will be computed as the sum of interest and related costs divided by the related total of all borrowings), but specifically excluding any financing incurred by Parent relating to the acquisition of Service Company by Parent concurrently with the execution of this agreement;

     (k) Other expenses incurred by Service Company or Parent in carrying out its obligations under this agreement in accordance with the policies and budgets established by the Policy Board, including without limitation the write-off of any tangible or intangible assets on the balance sheet of Service Company or any portion thereof other than costs incurred in connection with the execution of this agreement and the issuance by Parent of stock options to Provider or its dentists;

     (l) Any tax assessed against Service Company in connection with the services provided by Service Company hereunder; and

     (m) Any other cost or expense designated as a Clinic Expense pursuant to this agreement.

     Confidential Information.  The term "Confidential Information" shall mean,
     ------------------------
with respect to a Party, all trade secrets, proprietary data, and other information (whether written or oral) of a confidential nature relating directly or indirectly to that Party or its business, including without limitation all business management, marketing, and economic studies and methods, patient lists, proprietary forms, marketing data, fee schedules, customer lists, financial, tax, accounting, and other information regarding business operations or structure, business plans, ideas, concepts, policies, and procedures, and any other information which that Party is obligated to treat as confidential pursuant to any law, agreement, or course of dealing by which that Party is bound, whether or not such Confidential Information is disclosed or otherwise made available pursuant to this agreement. Confidential Information shall also include the terms and provisions of this agreement and any transactions or documents executed by the parties pursuant to this agreement. Confidential Information shall not include any information which (i) is or becomes known or available to the public and did not become so known through the breach of this agreement by either Party, (ii) has been lawfully acquired from a third party without any breach of any confidentiality restriction, or (iii) is already in the possession of the receiving Party at the time it was disclosed to the receiving Party by the disclosing Party.

     Dental Assets.  The term "Dental Assets" shall mean the following assets of
     -------------
Provider:

     (a) All of Provider's right, title and interest in, to or under, or possession of, all drugs, pharmaceuticals, products, substances, items or devices whose purchase, possession, maintenance, administration, prescription or security requires the authorization or order of a Dental Care Professional or requires a permit, registration, certification or any other governmental authorization held by a Dental Care Professional as specified under any federal or state law, or both;

     (b) All of Provider's right, title and interest in and to records of identity, diagnosis, evaluation or treatment of patients;

     (c) All of Provider's right, title and interest in, to or under insurance policies covering or relating to dental malpractice;

     (d) The name of Provider;

     (e) All franchises, licenses, permits, certificates, approvals and other governmental authorizations necessary or desirable to own and operate any of the other Dental Assets, a complete and correct list of which is set forth on
Schedule 1;

     (f) All of Provider's right, title and interest in, to or under and contract or agreement that requires performance by a licensed dental care provider under federal or applicable state law.

     Dental Care.  The term "Dental Care" shall mean such intra-oral diagnostic
     -----------
and therapeutic procedures, operations, and services as are included under the definition of the "practice of dentistry" under the laws and regulations of the state in which such procedures, operations, and services are performed and which are provided by Provider to its patients through Provider's dentists and other professional dental care personnel operating under the supervision of Provider's dentists, including but not limited to the practice of general dentistry, endodontics, periodontics, orthodontics, prosthodontics, pediatric dental care, and oral surgery, and all dental care associated with any of the foregoing.

     Dental Care Professional.  The term "Dental Care Professional" shall mean
     ------------------------
any individual holding a current, unrestricted license issued by the appropriate dental licensing board in the state in which the Dental Care Professional renders Dental Care, which permits such individual to provide Dental Care, including without limitation dentists (as that term is defined in (S)2.5) and denturists, dental assistants, and hygienists.

     GAAP.  The term "GAAP" shall mean generally accepted accounting principles
     ----
set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board and the Securities and Exchange Commission or in such other statements by such other entity or other practices and procedures as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of the determination.

     Gross Revenue.  The term "Gross Revenue" shall mean the sum of all
     -------------
Professional Service Revenue and Ancillary Revenue before Adjustments.

     Ordinary Dental Supplies.  The term "Ordinary Dental Supplies" shall mean
     ------------------------
all products, substances, items, or devices which (i) are necessary or appropriate for Provider's provision of Dental Care, and (ii) are not Special Dental Supplies.

     Parent.  The term "Parent" shall mean American Dental Partners, Inc., a
     ------
Delaware corporation.

     Performance Fee.  The term "Performance Fee" shall mean the fee paid to
     ---------------
Service Company by Provider as described in (S)7.3(b).

     Practice Territory.  The term "Practice Territory" shall mean the
     ------------------
geographic area within which Provider provides Dental Care, which geographic area shall include all of the following territories: (a) with respect to each Clinic which offers general dentistry services only, the geographic area within a radius of 30 miles of such Clinic, and (b) with respect to each Clinic which offers specialty dental services, the geographic area within a radius of 50 miles of such Clinic.

     Professional Service Revenue.  The term "Professional Service Revenue"
     ----------------------------
shall mean the sum of all (i) professional fees actually recorded each month on an accrual basis under GAAP as a result of the Dental Care rendered by the Dental Care Professional retained by Provider, and (ii) Capitation Revenue; including any such fees or Capitation Revenue paid or payable directly to Provider by Service Company pursuant to the then-current Membership Agreement (or similar agreement for providing professional services to dental plans) between Service Company and Provider.

     Provider Account.  The term "Provider Account" shall mean the bank account
     ----------------
of Provider established by Provider promptly following the execution of this agreement at a financial institution reasonably acceptable to Service Company, which account shall be administered by Service Company according to (S)(S)4.11 and 4.12 of this agreement.

     Provider Consent.  The term "Provider Consent" shall mean the consent
     ----------------
granted by Provider's chief executive officer or by another officer or representative designated from time to time by Provider's chief executive officer. When any provision of this agreement requires Provider Consent, Provider Consent shall not be unreasonably withheld or delayed and shall be binding on Provider.

     Provider Expense.  The term "Provider Expense" shall mean an expense
     ----------------
incurred by the Service Company or Provider and for which Provider, and not the Service Company, is financially liable. Provider Expense shall include dentist (as defined in (S)2.5) salaries, benefits (which includes workers' compensation coverage), and other direct costs related to the dentists employed or otherwise retained by Provider for the provision of its Dental Care (including professional dues, subscriptions, continuing dental education expenses, and travel costs for continuing dental education or other business travel, but excluding business travel requested by Service Company, which shall be a Clinic Expense), together with any expenses related to any Dental Assets or the maintenance and protection of the same and such other costs and expenses designated as Provider Expense in or pursuant to this agreement. In the event Provider incurs consulting, accounting, legal or other similar fees without Service Company's approval of such engagement through Service Company, all fees and expenses so incurred shall be Provider Expenses. For purposes of calculating the Performance Fee, Provider Expenses shall equal [*] of Adjusted Gross Revenues or such other percentage of Adjusted Gross Revenues as may be set forth in the Budget less an amount equal to the Service Fee Adjustment.

     Representatives.  The term "Representatives" shall mean a Party's officers,
     ---------------
directors, employees, and other agents or representatives, and attorneys, accountants, and other professional advisors.


* This information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

     Service Company Consent.  The term "Service Company Consent" shall mean the
     -----------------------
consent granted by Service Company's chief executive officer or by another officer or representative designated from time to time by Service Company's chief executive officer. When any provision of this agreement requires Service Company Consent, Service Company Consent shall not be unreasonably withheld or delayed and shall be binding on Service Company.

     Service Company Expense.  The term "Service Company Expense" shall mean an
     -----------------------
expense or cost incurred by Service Company or Parent and for which Service Company or Parent, and not Provider, is financially liable. Service Company Expense shall specifically include the costs of Service Company and Parent's corporate personnel and the travel costs of such corporate personnel and shall specifically exclude expenses incurred by Service Company or Parent that directly benefit Provider or are otherwise incurred by Service Company or Parent in providing services pursuant to this agreement.

     Service Fee.  The term "Service Fee" shall mean the fee paid to Service
     -----------
Company by Provider as described in (S)7.3(a).

     Services.  The term "Services" shall mean the business, administrative, and
     --------
management services to be provided for Provider by Service Company as set forth in this agreement, including without limitation the provision of equipment, supplies, support services, non-dentist personnel, office space, financial recordkeeping and reporting, billing and collection and other business office services. Services shall not include the provision of Dental Care to patients of the Provider.

     Special Dental Supplies.  The term "Special Dental Supplies" shall mean all
     -----------------------
products, substances, items or devices, the purchase, possession, maintenance, administration, prescription or security of which requires the authorization or order of a Dental Care Professional or requires a permit, registration, certification or other governmental authorization held by a Dental Care Professional as specified under any federal and/or state law.

     Term.  The term "Term" shall mean the initial term and any renewal periods
     ----
of this agreement as described in (S)8.1, subject to termination pursuant to
(S)8.2.

                     FIRST AMENDMENT TO SERVICE AGREEMENT
                     ------------------------------------

     This amendment is made effective January 1, 1997, between Smileage Dental Care, Inc., a Wisconsin corporation ("Service Company"), and Wisconsin Dental Group, S.C., a Wisconsin service corporation ("Provider").

                             Background Information
                             ----------------------

     A. Service Company and Provider are all of the parties (the "Parties") to a Service Agreement dated December 23, 1996 (the "Agreement").

     B. The Parties have prepared a revised Budget (as defined in the Agreement) for 1997 and desire to amend the Agreement so that the Agreement will be consistent with such Budget.



                                   Agreement
                                   ---------

     The Parties hereby acknowledge the accuracy of the foregoing Background Information and agree as follows:

     (S)1.   Definitions.  All capitalized terms used in this amendment which
             -----------
are not otherwise defined herein shall have the respective meanings given those terms in the Agreement.

     (S)2.   Provider Expenses.  The percentage set forth in (S)4.13(a) of the
             -----------------
Agreement is hereby changed to [*]. The percentage set forth in the last sentence of the definition of "Provider Expense" contained in Exhibit A to the Agreement ("Exhibit A") is hereby changed to [*].

     (S)3.   Service Fee.  The Service Fee set forth in (S)7.3(a) is hereby
             -----------
changed to [*].

     (S)4.   Adjustment to Fees.  The first sentence in (S)7.4(b) of the
             ------------------
Agreement is hereby replaced with the following:  [*].

     (S)5.   Base Level.  The percentage set forth in the definition of "Base
             ----------
Level" in Exhibit A is hereby changed to [*].


* This information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

     (S)6.   Construction.  The modifications to the Agreement contained in this
             ------------
amendment shall apply prospectively only. In the event of any inconsistency between the provisions of this amendment and the provisions of the Agreement, the provisions of this amendment shall control; provided that this amendment shall not be construed to limit the Parties' right to adjust amounts or percentages pursuant to future Budgets as permitted by the Agreement. Except as modified in this amendment, the Agreement shall continue in full force and effect without change. This amendment shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each Party.

     (S)7.   Counterparts.  This amendment may be executed in multiple
             ------------
counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same amendment.


WISCONSIN DENTAL GROUP, S.C.        SMILEAGE DENTAL CARE, INC.



By /s/ Jesley C. Ruff               By /s/ Don A. Deike
   --------------------------         ------------------------
   Jesley C. Ruff, President          Don A. Deike, President

                    SECOND AMENDMENT TO SERVICES AGREEMENT
                    --------------------------------------


     This amendment is made effective January 1, 1998, between Smileage Dental Care, Inc., a Wisconsin corporation ("Service Company"), and Wisconsin Dental Group, S.C., a Wisconsin service corporation ("Provider").

                            Background Information
                            ----------------------

     A. Service Company and Provider are all of the parties (the "Parties") to a Services Agreement dated December 23, 1996, as amended January 1, 1997 (as so amended, the "Agreement").

     B. The Parties have prepared a revised Budget (as defined in the Agreement) for 1998 and desire to amend the Agreement so that the Agreement will be consistent with such Budget.

                                   Agreement
                                   ---------

     The Parties hereby acknowledge the accuracy of the foregoing Background Information and agree as follows:

     (S)1.   Definitions.  All capitalized terms used in this amendment which
             -----------
are not otherwise defined herein shall have the respective meanings given those terms in the Agreement.

     (S)2.   Provider Expenses.  The percentage set forth in (S)4.13(a) of the
             -----------------
Agreement and in the last sentence of the definition of "Provider Expense" contained in Exhibit A to the Agreement ("Exhibit A") is hereby changed to [*].

     (S)3.   Service Fee.  The Service Fee set forth in (S)7.3(a) is hereby
             -----------
changed to [*].

     (S)4.   Adjustment to Fees.  The first sentence in (S)7.4(b) of the
             ------------------
Agreement is hereby replaced with the following:  [*].

     (S)5.   Base Level.  The percentage set forth in the definition of "Base
             ----------
Level" in Exhibit A is hereby changed to [*].


* This information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

     (S)6.   Future Adjustments.  Any or all of the percentages and amounts
             ------------------
described in (S)(S)2 through 5, inclusive, of this amendment may hereafter be changed from time to time by the written agreement of the Parties, whether or not such agreement is designated as an amendment to the Agreement.

     (S)7.   Construction.  The modifications to the Agreement contained in this
             ------------
amendment shall apply prospectively only. In the event of any inconsistency between the provisions of this amendment and the provisions of the Agreement, the provisions of this amendment shall control; provided that this amendment shall not be construed to limit the Parties' right to adjust amounts or percentages pursuant to future Budgets as permitted by the Agreement. Except as modified in this amendment, the Agreement shall continue in full force and effect without change. This amendment shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each Party.

     (S)8.   Counterparts.  This amendment may be executed in multiple
             ------------
counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same amendment.


WISCONSIN DENTAL GROUP, S.C.        SMILEAGE DENTAL CARE, INC.



By /s/ Jesley C. Ruff               By /s/ Don A. Deike
   ----------------------------       -----------------------------
   Jesley C. Ruff, President          Don A. Deike, President

                                       2